Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 - SUBSEQUENT EVENTS:

a.	Strategic funding

On August 8, 2022, the Company signed a strategic funding agreement with O.R.B. Spring Ltd. (“O.R.B.”) of up to $4 million to support the further growth of its consumer privacy solutions and accelerate its customer acquisition program. Under the terms of the agreement, O.R.B. will provide the Company with a cash commitment of $2 million with an additional $2 million available subject to achievement of a certain financial milestone. The funding, made through a series of cash installments through July 2023, will be allocated specifically towards the Company’s customer acquisition program for its consumer privacy solution. The Company will repay the funding using a revenue share model that is based on sales generated only from customers of the new consumer privacy solution acquired with each funding installment. Each such funding installment shall be repaid within two years and if the repayments will not cover 100% of the installments, then the Company will cover the remaining amounts, in cash or shares, at its sole discretion. Once the investment amount has been repaid in full, the Company and O.R.B shall share the attributed revenue in equal parts (50:50) until the lapse of five years after the date on which each installment was received by the Company.

As part of the agreement, the Company granted 5,006,386 warrants that will be exercisable at prices reflecting premiums ranging from approximately 130% to 300% of share price at the time of the agreement, for periods of up to 3 years from the vesting dates of the warrants. Upon potential exercise of all warrants, the Company will receive aggregate gross proceeds of between $2 million and $4 million, based upon the amount of additional funding provided. The Company shall have the right to require the exercise of all or any portion of the warrants if the closing price of the Company’s Ordinary Shares exceeds 150% of the respective exercise price of each series of warrants for three consecutive trading days.

On August 11, 2022, O.R.B. transferred to the Company a first tranche of $1 million on account of its $2 million commitment.

b.	Options grant

On August 30, 2022, the Company’s board of directors approved an aggregate grant of 228,000 options to purchase 228,000 ordinary shares, to employees and consultants. The exercise prices of the options granted were approximately NIS 1.8 per share (approximately $0.50), their vesting schedules are over 3 years, and they will expire 10 years from the grant date.

c.	RoboVPN Technologies

On July 1, 2022, CyberKick incorporated a new wholly owned subsidiary - RoboVPN Technologies Ltd. The new company was registered in Cyprus.